UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  August 1, 2019
(Earliest Event Date requiring this Report: August 1, 2019)

CAPSTONE COMPANIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Florida	0-28331	84-1047159
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

431 Fairway Drive, Suite 200
Deerfield Beach, Florida 33441
(Address of principal executive offices)

(954) 570-8889, ext. 313
(Registrant's telephone number, including area code)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Item 2.02.    Results of Operations and Financial Condition.

On August 1, 2019, Capstone Companies, Inc., a Florida corporation, (the "Company") issued a press release announcing an upcoming webcast and conference call to discuss the operating and financial results for the fiscal quarter for the three months ended June 30, 2019.  The Company anticipates filing its Form 10-Q Quarterly Report for the fiscal quarter ended on June 30, 2019, with the Commission on or before August 14, 2019.

The webcast and conference call will be held on Thursday, August 15, 2019, at 10:30 a.m., Eastern Standard Time. The telephone number for the webcast/conference call is (201) 689-8562 and the Internet webcast link is available at: www.capstonecompaniesinc.com

A copy of the August 1, 2019 press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. A transcript of the August 15, 2019 webcast and conference call together with any such materials referenced during the webcast and conference call shall be filed as Exhibit 99.2 to an Amendment Number One to this Current Report on Form 8-K.

Item 7.01.    Regulation FD Disclosure

As disclosed above in Item 2.02, the Company will hold a webcast and conference call at 10:30 a.m., Eastern Standard Time, on Thursday, August 15, 2019, to discuss operating and financial results for the fiscal quarter ending June 30, 2019. A telephonic replay will be available from 1:30 p.m., EST, on the day of the call until Thursday, August 22, 2019.  To listen to the archived call, dial (412) 317-6671 and enter conference ID number 13692244.
The information discussed under Item 2.02 above and this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The contents of any URL's referenced in the press release are not incorporated into this Current Report on Form 8-K or any other filings by the Company with the Commission.

ITEM 9.01.    Financial Statements and Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
99.1	Press Release by Capstone Companies, Inc. re: webcast/investor call to report financial and operating results for fiscal quarter ending June 30, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

By: /s/ James G. McClinton
James G. McClinton, Chief Executive Officer
Dated: August 1, 2019